UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2023
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Joby Aviation, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders holding and entitled to vote 527,184,152 shares of the Company’s Common Stock, or approximately 83.59% of the total outstanding shares of the Company’s Common Stock as of the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in detail in the Company’s 2023 Proxy Statement. The final voting results are reported below.

Proposal 1: To elect three Class II directors to serve until the 2026 Annual Meeting of Stockholders.

Director	For	Withheld	Broker Non-Votes
Halimah Delaine Prado	425,126,344	11,632,903	90,424,905
Paul Sciarra	432,705,683	4,053,564	90,424,905
Laura Wright	435,254,733	1,504,514	90,424,905

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
523,360,249	503,994	3,319,909

Proposal 3: To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (the “Say on Pay Vote”).

For	Against	Abstain	Broker Non-Votes
415,756,527	20,065,695	937,025	90,424,905

Proposal 4: To recommend, in a non-binding advisory vote, the frequency with the Company will hold the Say on Pay Vote.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
435,305,543	307,756	401,631	744,317	90,424,905

Consistent with a majority of the votes cast and with the recommendation of the Board of Directors of the Company (the “Board”), the Board has determined that a Say on Pay Vote will be submitted annually to the Company’s stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	June 23, 2023	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer